UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2009
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Green Energy Live, Inc.
(Exact name of registrant as specified in its charter)
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Nevada	333-148661	33-1155965
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1740 44th Street, Suite 5-230
Wyoming, MI
 (Address of Principal Executive Office) (Zip Code)

(866) 460-7336
 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 30, 2009, the Company entered into a  definitive merger agreement with Comanche Livestock Exchange, LLC (CLEL or Comanche) were signed on July 24, 2009.  The parties entered into a Merger Agreement,   Employment Agreement with CLEL’s sole owner, Comanche Real Estate contract, and a Promissory Note.  The Company agreed to issue 500,000 restricted shares of common stock to CLEL’s sole owner, which was delivered to the sole owner on August 3, 2009.

Pursuant to the agreement, the Company acquired a 100% ownership of CLEL, a company which operates a live auction of steer and cattle.  CLEL owns primarily real estate and equipment   and is dedicated to serving the large and small cattle producer. Sales of various livestock, including: breed, packer and replacement cattle, bulls, yearling steers and heifers, bottle-calves, sheep and goats, are conducted weekly via live auction, private treaty and/or online. Comanche also offers a wide array of services including: catching and hauling, portable penning, and problem cattle removal.  Comanche has been an ongoing business operation for over 60 years.

The sole owner of CLEL sold 100% of his rights to Registrant.  The sole owner does not have a material relationship, other than in respect of the transaction, to the Registrant or any of its affiliates, or any director or officer of the Registrant, or any associate of any such director or officer. The Purchase Price for the acquisition of CLEL was  Fifty Thousand Dollars (US$50,000.00) in the form of restricted Registrant common stock issued to sole owner and a promissory note in the amount of Nine Hundred Fifty Thousand Dollars (US$950,000.00) Note. The note shall be paid in the following manner: i) US$450,000 paid in approximately 60 days from the date of the definitive agreement; ii) US$250,000 within 12 months of Closing Date; and iii) Balance of US$250,000 within 24 months of Closing Date. Upon payment of all funds CLEL shall have no debt or liabilities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
The Financial Statements of the business acquired will be filed as an amendment to this Form 8-k within seventy-one days from the date hereof.
(b)	Pro Forma Financial Information
The Pro-Forma Financial Statements of the business acquired will be filed as an amendment to this Form 8-k within seventy-one days from the date hereof.

(d)	Exhibits.

	Exhibit #	Description
	10.1 10.2 10.3 10.4 99.1	Merger Agreement Employment Agreement Promissory Note Real Estate Contract Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Energy Live, Inc. (Registrant)

Date August 10, 2009	By:	/s/ Karen E Clark
Name Karen E Clark
Title President/CEO